Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2012	2013
	$	$
Leasehold improvements	16,472,995	29,942,721
Buildings	22,480,129	21,787,018
Furniture, fixtures and equipment	22,373,236	26,076,914
Motor vehicles	7,154,519	7,072,583

Total	68,480,879	84,879,236
Accumulated depreciation	(27,070,874)	(34,802,311)

Property and equipment, net	41,410,005	50,076,925